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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

Celsion Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (410) 290-5390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 7.01.    Regulation FD Disclosure.

        On April 23, 2008, Celsion Corporation (the "Company") distributed its 2008 annual letter to shareholders, dated April 18, 2008 (the "Shareholder Letter"), with the Company's Annual Report on Form 10-K for the year ended December 31, 2007. For more information, please refer to the Shareholder Letter, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        The information provided or referenced in this Form 8-K, including the Shareholder Letter attached hereto as Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the "Commission") and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
99.1	Annual letter to shareholders dated April 18, 2008.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION
Date: April 23, 2008	By:	/s/ PAUL B. SUSIE Paul B. Susie Interim Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Annual letter to shareholders dated April 18, 2008.

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index